EXHIBIT (q)

                                POWER OF ATTORNEY

         We, the undersigned Trustees of The Wright Managed Equity Trust, a Massachusetts business trust, do hereby constitute and appoint H. Day Brigham, Jr., Peter M. Donovan, Alan R. Dynner and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by The Wright Managed Equity Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

         Name                                   Capacity                                      Date

s/Peter M. Donovan                          President, Principal Executive
--------------------                        Officer and Trustee                         December 19, 2002
Peter M. Donovan

s/ James L. O'Connor                        Treasurer, Principal Financial
----------------------                      and Accounting Officer                      December 19, 2002
James L. O'Connor

s/H. Day Brigham, Jr.
-----------------------                     Trustee                                     December 19, 2002
H. Day Brigham, Jr.

s/James J. Clarke
----------------------                      Trustee                                     December 19, 2002
James J. Clarke

s/Dorcas R. Hardy
--------------------                        Trustee                                     December 19, 2002
Dorcas R. Hardy

s/ Leland Miles
---------------------                       Trustee                                     December 19, 2002
Leland Miles

s/A. M. Moody, III
--------------------                        Trustee                                     December 19, 2002
A.M. Moody, III

s/ Richard E. Taber
--------------------                        Trustee                                     December 19, 2002
Richard E. Taber

